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                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
               Date of Report (Date of earliest event reported):
                               February 15, 2001

                              Ventiv Health, Inc.
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            (exact name of registrant as specified in its charter)


   Delaware                      0-30318                 52-2181734
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(State or other               (Commission               (IRS Employer
jurisdiction of               File Number)              Identification
incorporation)                                            Number)


                   1114 Avenue of the Americas, NY, NY 10036
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         (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code: Telephone Number
                                 (212)768-8000
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Item 5. Other Events

     Effective February 14, 2001 Gregory S. Patrick has resigned as Chief Financial Officer of Ventiv Health, Inc. Joseph S. Durko V.P. and Controller, will assume overall responsibilty for the Company's finance and accounting functions on an interim basis.

The Company has issued a press release, filed herewith as Exhibit 99.1.

Item 7. Financial Statements and Exhibits

      (c) Exhibits

99.1 Press release of Ventiv Health, dated February 15, 2001.

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